UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, the stockholders of ProMIS Neurosciences Inc. (the “Company”) approved the Company’s 2025 Stock Option and Incentive Plan (the “2025 Plan”) at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 12, 2025. The 2025 Plan was previously approved by the Company’s Board of Directors (the “Board”). The 2025 Plan, which became effective upon the stockholders’ approval at the Annual Meeting, replaces the Company’s 2025 Stock Option Plan, as amended (the “2015 Plan”). No further awards will be made under the 2015 Plan, but the 2015 Plan will continue to govern awards previously granted under it.

A description of the 2025 Plan is included in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The descriptions of the 2025 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, the Company held its Annual Meeting. The shareholders considered three proposals, each of which is described in more detail in the Company’s Proxy Statement. Of the 32,689,190 Common Shares, no par value per share (the “Common Shares”), outstanding as of the record date, 16,946,944 Common Shares, or approximately 51.84%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: Election of seven nominees to serve as directors until the 2026 annual meeting of shareholders or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The votes were cast as follows by holders of Common Shares:

Name	Votes For	Votes Withheld
Eugene Williams	9,393,971	702,395
Neil Cashman, M.D.	10,078,836	17,530
Patrick D. Kirwin	9,974,950	121,416
Joshua Mandel-Brehm	9,932,115	164,251
Maggie Shafmaster, Ph.D,J.D.	10,033,599	62,767
Neil K. Warma	9,714,687	381,679
William Wyman	9,340,289	756,077

Broker non-votes: 6,850,578

All seven nominees were elected.

Proposal No. 2: Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows by holders of Common Shares:

	Votes For	Votes Against	Abstained
Ratification of appointment of Baker Tilly US, LLP	16,908,296	8,649	29,999

Broker non-votes: 0

Proposal No. 3: An ordinary resolution approving the 2025 Stock Option and Incentive Plan.

	Votes For	Votes Against	Abstained
Approval of the 2025 Stock Option and Incentive Plan	8,124,425	828,874	1,143,067

Broker non-votes: 6,850,578

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: June 13, 2025	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer